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                                                                    Exhibit 10.4

                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 15th day of May, 2000, by and between HOTJOBS.COM, LTD. ("Pledgee"), a Delaware corporation, Stephen W. Ellis, in his individual capacity ("Pledgor") and FSA Capital, Inc., a Delaware corporation ("FSA").

      WHEREAS, Pledgee, on even date herewith, loaned to Pledgor and FSA, as co-makers, Four hundred thousand dollars ($400,000) and Pledgor and FSA have, on this date, executed a Promissory Note (the "Note") on which Pledgee is payee in the principal amount of Four hundred thousand dollars ($400,000) plus interest thereon;

      WHEREAS, in order to induce Pledgee to accept the Note, Pledgor and FSA have agreed to execute and deliver this Agreement to Pledgee; and

      WHEREAS, the parties hereby wish to secure in the manner set forth in this Agreement the payment, performance and discharge of all obligations of Pledgor and FSA under the Note.

      NOW, THEREFORE, in consideration of the mutual promises of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

I.    PLEDGE OF SECURITIES, ETC.

      A. In order to secure the due and punctual payment of (i) the Note (and all sums which may be owed thereunder) in accordance with the terms thereof, as the Note may be amended from time to time, and (ii) any other obligations (contractual or otherwise) of Pledgor and FSA to Pledgee (hereinafter collectively called the "Obligations"), Pledgor:
         (i) hereby grants to Pledgee a security interest in all of the Collateral (as hereinafter defined), (ii) hereby pledges and deposits with the Pledgee the securities set forth on Annex A hereof (the "Securities"), and delivers to the Pledgee certificates therefor, accompanied by undated stock powers duly endorsed in blank by the Pledgor, and (iii) hereby collaterally assigns, transfers, hypothecates and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to the certificates or instruments evidencing such Securities), to be held by the Pledgee as collateral security for the Obligations, upon the terms and conditions set forth in this Agreement.

      B. The security interest granted pursuant to this Section (the "Security Interest") is granted as security only and shall not subject Pledgee to, or transfer or in any way affect or modify, any obligation or liability of Pledgor or FSA with respect to any of the Collateral or any transaction which gave rise thereto.

      C. For purposes of this Agreement, "Collateral" shall mean the Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder.

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II. VOTING, ETC. WHILE NO EVENT OF DEFAULT.

      Unless and until there shall have occurred and be continuing an Event of Default, the Pledgor shall be entitled to vote any and all Securities owned by him, and to give consents, waivers or ratifications in respect thereof, PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any actions taken which would violate or result in breach of any covenant contained in this Agreement or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section V hereof shall become applicable.

III.  DIVIDENDS AND OTHER DISTRIBUTIONS.

      A. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends and distributions payable in respect of the Securities shall be paid to the Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

         1. all other or additional stock or securities (other than cash) paid or distributed by way of dividend or otherwise, as the case may be, in respect of the Securities or other securities that are Collateral;

         2. all other or additional stock or other securities paid or distributed in respect of the Securities or other securities that are Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

         3. all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

      B. Nothing contained in this Section shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

IV.   EVENTS OF DEFAULT.

      Each of the following shall constitute an Event of Default under this
      Agreement:

         1. the failure by Pledgor or FSA, to timely pay the principal or any installment of principal, interest or other charges on the Note or any of the Obligations as and when due;


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         2. the failure by Pledgor or FSA to comply with or perform any provision of this Agreement;

         3. the execution by Pledgor or FSA of an assignment for the benefit of creditors, the commencement of any bankruptcy or insolvency proceeding by or against the Pledgor or FSA, or the appointment of a receiver for the Pledgor or FSA or for the Collateral, or for any substantial part thereof; and

         4. the subjection of the Collateral to any lien or any levy of execution, seizure, attachment or other judicial process.

V.    REMEDIES UPON EVENT OF DEFAULT.

      Upon the occurrence of any Event of Default, at the option of Pledgee, the Obligations shall immediately become due and payable in full, without notice, protest, presentment, or demand. Pledgee shall have, in addition to any other rights and remedies contained in this Agreement and any other agreements, guarantees, notes, instruments, and documents heretofore, now, or at any time hereafter executed by Pledgor or FSA and delivered to Pledgee, all of the rights, remedies and privileges for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York on the date hereof and also shall be entitled, without limitation, to exercise the following rights, which the Pledgor and FSA hereby agree to be commercially reasonably:

         1. to receive all amounts payable in respect of the Collateral otherwise payable under Section III to the Pledgor;

         2. to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

         3. to vote all or any part of the securities constituting Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

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         4. to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' written notice of the time and place of any such sale shall be given to the Pledgor. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

VI.   WAIVERS; NON-EXCLUSIVE REMEDIES.

      No failure on the part of Pledgee to exercise, and no delay in exercising, and no course of dealing with respect to, any rights, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right, power or remedy under this Agreement preclude any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law.

VII.  APPLICATION OF PROCEEDS.

      The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

            First, to pay the expenses of retaking, holding, preparing for sale or selling the Collateral and reasonable attorneys' fees and legal expenses incurred by Pledgee;

            Second, to the payment of the Note or any of the Obligations secured hereby in the order provided for in the Note; and

            Finally, to pay to Pledgor, or his assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

VIII. INDEMNITY.

      Pledgor and FSA hereby agree on a joint and several basis to indemnify and hold harmless the Pledgee, and its successors and assigns (each an "Indemnitee"), from and against any and all claims, demands, losses, judgments and liabilities of any kind whatsoever, and to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder, other than as arise due to an Indemnitee's gross negligence or willful misconduct. If and to the extent that the obligations of the Pledgor or FSA under this Section are unenforceable for any reason, the Pledgor and FSA, jointly and severally hereby agree to make the maximum

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      contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

IX.   FURTHER ASSURANCES; POWER OF ATTORNEY.

      A. Each of Pledgor and FSA hereby agrees that he or it will join with Pledgee in executing and, at his or its own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's Security Interest and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor or FSA where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee his or its rights, powers and remedies hereunder.

      B. Each of the Pledgor and FSA hereby appoints the Pledgee as such party's attorney-in-fact, with full authority in the place and stead of the Pledgor or FSA, as applicable, and in the name of the Pledgor, FSA or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

X.    TRANSFERS BY PLEDGOR.

      The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein, except as may be required pursuant to the terms of this Agreement.

XI. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR AND FSA.

      Each of the Pledgor and FSA hereby represents and warrants that (a) Pledgor is the legal, record and beneficial owner of, and has good title to, all of the Securities pledged by him hereunder, subject to no lien, except the lien created by this Agreement; (b) Pledgor has full corporate power and authority and legal right to pledge all the Securities pledged by him pursuant to this Agreement; (c) the Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable in accordance with its terms; (d) except to the extent already obtained or made, no consent or authorization of any other party is required to be obtained by such party in connection with the execution of this Agreement or such party's full performance of all of his or its obligations and all of the transactions contemplated herein and such execution and performance will not violate any agreements to which such party is a party or any other of his or its obligations; (e) the pledge, collateral assignment and delivery to

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      the Pledgee of the Securities pursuant to this Agreement creates a valid and perfected first priority lien on the Securities and the proceeds thereof, subject to no other lien or to any agreement purporting to grant to any third party a lien on the property or assets of the Pledgor or FSA which would include the Securities or their proceeds. Each of Pledgor and FSA hereby agrees to keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, except as may have been or may be created by Pledgee. Each of Pledgor and FSA hereby agrees to defend the Pledgee's right, title and security interest in and to the Collateral against all persons and against all claims and demands whatsoever; provided, however, that Pledgor shall not be required to defend the title to the Collateral against any claim or demand arising out of any act or failure to act by Pledgee.

XII.  TERMINATION OF SECURITY INTEREST; RELEASE OF COLLATERAL.

      Upon the repayment in full of the Note and all of the Obligations secured hereby, the Security Interest shall terminate and all rights to such of the Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement shall revert to Pledgor. Upon any such termination of the Security Interest or release of Collateral, Pledgee will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

XIII. NOTICES.

      All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered or sent by registered or certified mail, return receipt requested, first-class postage prepaid as follows (or to such other address as any such party may designate in writing):

            1. if to Pledgee:

               HotJobs.com, Ltd.
               406 West 31st Street, 9th Floor
               New York, NY 10001
               Attn:  General Counsel

               with a copy to:

               Andrew M. Tucker, Esq.
               Shaw Pittman
               1676 International Drive
               McLean, VA 22102

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            2. if to Pledgor or FSA:

                  Stephen W. Ellis

                  --------------------------

                  --------------------------

                  --------------------------

XIV.  WAIVER; AMENDMENT.

      Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

XV.   GOVERNING LAW; CONSTRUCTION.

      This Agreement shall be governed and construed according to the laws of the State of New York and shall be binding upon Pledgor and FSA, and shall inure to the benefit of Pledgee and its successors and assigns. Each of Pledgor and FSA further consents to the personal jurisdiction over it of any United States federal court sitting in the State of New York and/or any court of the State of New York having appropriate subject matter jurisdiction.

XVI.  SEVERABILITY.

      If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

XVII. HEADINGS.

      The headings in this Agreement are for the purpose of convenience and reference only and shall not limit or otherwise affect the meaning hereof.

XVIII. BINDING EFFECT.

      The terms, warranties, agreements and covenants herein contained shall bind and inure to the benefit of the respective parties hereto, and their successors and assigns.

XIX.  RECOURSE.

      This Agreement is made with full recourse to the Pledgor and FSA and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor and FSA contained herein.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                       HOTJOBS.COM, LTD., a Delaware corporation


                                       /s/ Richard S. Johnson
                                       -------------------------------
                                       Name:  Richard S/. Johnson
                                       Title: President and CEO


                                       FSA CAPITAL, INC., a Delaware corporation


                                       /s/ Stephen W. Ellis
                                       -------------------------------
                                       Name: Stephen W. Ellis
                                       Title:      Director



                                       /s/ Stephen W. Ellis
                                       -------------------------------
                                       Stephen W. Ellis, in his individual
                                       capacity

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                                                                         ANNEX A



                               PLEDGED SECURITIES


                 NAME OF                                         SHARE
                 ISSUING            TYPE OF      NUMBER OF       CERTIFICATE
STOCKHOLDER      CORPORATION        SHARES       SHARES          NUMBER
-----------      -----------        ------       ------          ------

Stephen W. Ellis HotJobs.com, Ltd.     Common        80,000      _________